                                                                   EXHIBIT 10.48

                               PURCHASE AGREEMENT
                               ------------------

          THIS PURCHASE AGREEMENT (this "Agreement") is made as of November 7,
                                         ---------
1997 by and among Corinthian Colleges, Inc., a Delaware corporation (the "Company"), Primus Capital Fund III Limited Partnership, an Ohio limited
--------
partnership ("Primus"), and BancOne Capital Partners II, LLC ("BancOne"). Primus
              ------                                           -------
and BancOne are collectively referred to herein as the "Purchasers" and
                                                        ----------
individually as a "Purchaser." The Company and the Purchasers are collectively
                   ---------
referred to herein as the "Parties" and individually as a "Party."
                           -------                         -----

          The Company (as successor by merger to Corinthian Schools, Inc.) and the Purchasers are parties to a Purchase Agreement, dated June 30, 1995 (the "Purchase Agreement"), pursuant to which the Company sold to each Purchaser and
 ------------------
each Purchaser purchased from the Company certain shares of the Company's Class A Series 1 Preferred Stock, par value $1.00 per share.

          The Company desires to sell to BancOne and BancOne desires to purchase from the Company certain shares of the Company's Class A Series 2 Convertible Preferred Stock, par value $1.00 per share (the "A-2 Preferred"), having the
                                                 -------------
rights and preferences set forth in the Restated Certificate of Incorporation (defined below). The Company desires to sell to Primus and Primus desires to purchase from the Company certain shares of the Company's Class A Series 3 Convertible Preferred Stock, par value $1.00 per share (the "A-3 Preferred"),
                                                             -------------
having the rights and preferences set forth in the Restated Certificate of Incorporation (defined below). The A-2 Preferred and the A-3 Preferred are collectively referred to herein as the "Convertible Preferred."
                                        ---------------------

          The Parties hereto agree as follows:

     Section 1.  Authorization and Closing.

     1A.  Authorization of the Convertible Preferred.  The Company shall
          ------------------------------------------
authorize the issuance and sale to BancOne of an aggregate of 25,000 shares of its A-2 Preferred having the rights and preferences set forth in Exhibit A
                                                                 ---------
attached hereto. The Company shall authorize the issuance and sale to Primus of an aggregate of 25,000 shares of its A-3 Preferred having the rights and preferences set forth in Exhibit A attached hereto.
                         ---------

     1B.  Purchase and Sale of the Convertible Preferred.  At the Closing, the
          ----------------------------------------------
Company shall sell to each Purchaser and, subject to the terms and conditions set forth in this Agreement, each Purchaser shall purchase from the Company, the number of shares of Convertible Preferred set forth opposite such Purchaser's name in the Schedule of Purchasers attached hereto at the prices specified
            ----------------------
therein. The sale of the Convertible Preferred to each Purchaser shall constitute a separate sale hereunder.

     1C.  The Closing.  The closing of the separate purchases and sales of the
          -----------
Convertible Preferred (the "Closing") shall take place by an exchange of
                            -------
executed counterpart copies of this Agreement and the other closing documents via facsimile and overnight courier between counsel for the Company and the Purchasers' special counsel on November 14, 1997, or at such other place or on such other date as may be mutually agreeable to the Company and each Purchaser. At the Closing, the Company shall deliver to each Purchaser stock certificates evidencing the Convertible Preferred to be purchased by such Purchaser, registered in such Purchaser's or its nominee's name, upon payment of the purchase price thereof by wire transfer of immediately available funds to the Company's account or such other account as may be designated by the Company prior to the Closing, in the aggregate amount set forth opposite such Purchaser's name on the Schedule of Purchasers attached hereto.
                        ----------------------

     Section 2.   Conditions of Each Purchaser's Obligation at the Closing.
                  --------------------------------------------------------
The obligation of each Purchaser to purchase and pay for the Convertible Preferred at the Closing is subject to the satisfaction as of the Closing of the following conditions:

     2A.   Representations and Warranties; Covenants.  The representations and
           -----------------------------------------
warranties of the Company contained in the Incorporated Sections (as defined in Section 3 below) shall be true and correct at and as of the Closing as though then made, except to the extent of changes caused by the transactions (i) expressly contemplated herein or in connection herewith, (ii) effected in connection with the acquisition of Phillips Colleges, Inc. and certain of its subsidiaries by the Company and the related financing, (iii) effected in connection with the asset purchase by the Company from National Education Centers, Inc. and the related financing and (iv) resulting from actions taken by the United States Department of Education relating to the cohort default rates of the Company's schools.

     2B.   Amendment of Certificate of Incorporation.  The Company's Restated
           -----------------------------------------
Certificate of Incorporation shall have been amended and restated (the "Restated Certificate of Incorporation"), in form and substance satisfactory to
--------------------------------------
each Purchaser and shall be in full force and effect under the laws of Delaware as of the Closing as so amended and shall not have been further amended or modified.

     2C.   Default Waiver and Third Amendment to the Note Purchase and Revolving
           ---------------------------------------------------------------------
Credit Agreement.  The Note Purchase and Revolving Credit Agreement (the "Credit
----------------
Agreement"), dated October 17, 1996, as amended, between the Company and The Prudential Insurance Company of America ("Prudential") shall have been amended
                                           ----------
as set forth in Exhibit B hereto (the "Loan Agreement Amendment") and the Loan
                ---------              ------------------------
Agreement Amendment shall be in full force and effect as of the Closing.

     2D.   Default Waiver and Amendment to the Subordinated Note and Warrant
           -----------------------------------------------------------------
Purchase Agreement.  The Subordinated Note and Warrant Purchase Agreement, dated
------------------
October 17, 1996, between the Company and the Purchasers shall have been amended as set forth in Exhibit C hereto (the "Subordinated Debt Amendment") and the
                ---------              ---------------------------
Subordinated Debt Amendment shall be in full force and effect as of the Closing.

     2E.   Amendment to Registration Agreement.  The Amended and Restated
           -----------------------------------
Registration Agreement, dated October 17, 1996, among the Company, the Purchasers and certain other persons signatory thereto (the "Registration Agreement") shall have been amended in form
                        ----------------------
and substance satisfactory to each Purchaser and such amendment shall be in full force and effect as of the Closing.

     2F.  Amendment to Rights Agreement.  The Rights Agreement, dated October
          -----------------------------
17, 1996, between the Company, the Purchasers and certain other parties signatory thereto, shall have been amended in form and substance satisfactory to each Purchaser and such amendment shall be in full force and effect as of the Closing.

     2G.  Acknowledgment of No Anti-Dilution Adjustment.  Prudential shall have
          ----------------------------------------------
executed an acknowledgment (the "Prudential Acknowledgment") that no adjustment
                                 -------------------------
to the conversion price set forth in the Stock Subscription Warrant issued to Prudential in connection with the Credit Agreement shall be required in connection with the consummation of the transactions contemplated hereby. The Prudential Acknowledgment shall be in form and substance satisfactory to each Purchaser and shall be in full force and effect as of the Closing.

     2H.  Waiver of Executive Pre-Emptive Rights.  Each Executive shall have
          --------------------------------------
executed a waiver of such Executive's rights pursuant to the Rights Agreement or otherwise to purchase the Convertible Preferred issued by the Company at the Closing or the Common Stock issuable upon conversion thereof (the "Pre-Emptive
                                                                   -----------
Rights Waiver"). The Pre-Emptive Rights Waiver shall be in form and substance
-------------
satisfactory to each Purchaser and shall be in full force and effect as of the Closing.

     2I.  Opinion of the Company's Counsel.  Each Purchaser shall have received
          --------------------------------
from O'Melveny & Myers, counsel for the Company, an opinion which shall be addressed to each Purchaser, dated the date of the Closing and in form and substance satisfactory to each Purchaser.

     2J.  Cancellation of Guaranty.  Simultaneous with the Closing hereunder,
          ------------------------
Primus Capital Fund III Limited Partnership shall have received from Prudential that certain Guaranty, dated October 17, 1997, marked "cancelled."

     2K.  Sale of Convertible Preferred to Each Purchaser.  The Company shall
          -----------------------------------------------
have simultaneously sold to each Purchaser the Convertible Preferred to be purchased by such Purchaser hereunder at the Closing and shall have received payment therefor in full.

     2L.  Grant of Contingent Warrant.  Simultaneous with the Closing hereunder,
          ---------------------------
the Company shall have granted to each Purchaser a contingent warrant (the

"Contingent Warrant") to purchase certain shares of the Company's common stock.
-------------------
The Contingent Warrant shall be in form and substance satisfactory to each Purchaser and shall be in full force and effect as of the Closing.

     2M.  Securities Law Compliance.  The Company shall have made all filings
          -------------------------
under all applicable federal and state securities laws necessary to consummate the issuance of the Convertible Preferred pursuant to this Agreement in compliance with such laws.

     2N.  Closing Documents.  The Company shall have delivered to each
          -----------------
Purchaser all of the following documents:

          (i) an Officer's Certificate, dated the date of the Closing, stating that the conditions specified in Section 1 and paragraphs 2A through 2M, inclusive, have been fully satisfied;

          (ii) certified copies of (a) the resolutions duly adopted by the Company's board of directors authorizing the execution, delivery and performance of this Agreement, the Registration Agreement Amendment, the Loan Agreement Amendment, the Subordinated Debt Amendment, the Rights Agreement Amendment and each of the other agreements contemplated hereby, the filing of the Restated Certificate of Incorporation referred to in paragraph 2B, the issuance and sale of the Convertible Preferred, and the consummation of all other transactions contemplated by this Agreement, and (b) the resolutions duly adopted by the Company's stockholders adopting the Restated Certificate of Incorporation referred to in paragraph 2B;

          (iii) certified copies of the Restated Certificate of Incorporation, and the Company's bylaws, each as in effect at the Closing;

          (iv) certificates of good standing issued by the secretary of state of Delaware and California;

          (v) copies of all third party and governmental consents, approvals and filings required in connection with the consummation of the transactions hereunder (including, without limitation, all blue sky law filings and waivers of all pre-emptive rights and rights of first refusal); and

          (vi) such other documents relating to the transactions contemplated by this Agreement as any Purchaser or its special counsel may reasonably request.

     2O.  Proceedings.  All corporate and other proceedings taken or required
          -----------
to be taken by the Company in connection with the transactions contemplated hereby to be consummated at or prior to the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to each Purchaser and its special counsel.

     2P.  Expenses.  At the Closing, the Company shall have reimbursed the
          --------
Purchasers for the fees and expenses of their special counsel as provided in paragraph 7A of the Incorporated Sections (as defined in Section 3 below).

     2Q.  Waiver.  Any condition specified in this Section 2 may be waived if
          ------
consented to by each Purchaser; provided that no such waiver shall be effective against any Purchaser unless it is set forth in a writing executed by such Purchaser.

     Section 3.   Incorporation of Purchase Agreement Provisions.
                  ----------------------------------------------

     3A.  Incorporation of Certain Sections of the Purchase Agreement.  Section
          -----------------------------------------------------------
3 through Section 7 (other than Sections 3.1A, 3.1J, 3.1M, 5.1K, 5.1L and 7.1C), inclusive, of the Purchase Agreement (the "Incorporated Sections") are hereby
                                           ---------------------
incorporated into this Agreement by reference thereto and shall have the same force and effect as if restated in their entirety in this Agreement, except that certain definitions used in such Incorporated Sections shall have the meaning set forth in Section 4 below. All representations and warranties of the Company set forth in Section 5 of the Incorporated Sections shall be true and correct as of the date hereof and as of the Closing, except as set forth on the attached "Disclosure Schedule" and except to the extent of changes caused by the
--------------------
transactions (i) expressly contemplated herein or in connection herewith, (ii) effected in connection with the acquisition of Phillips Colleges, Inc. and certain of its subsidiaries by the Company and the related financing, (iii) effected in connection with the asset purchase by the Company from National Education Centers, Inc. and the related financing and (iv) resulting from actions taken by the United States Department of Education relating to the cohort default rates of the Company's schools.

     Section 4.  Certain Definitions for the Purposes of the Incorporated
                 --------------------------------------------------------
Provisions.
----------

     4A.  Definition of "Certificate of Incorporation."  As used in the
          -------------------------------------------
Incorporated Sections, all references to the "Certificate of Incorporation"
                                              ----------------------------
shall mean the Restated Certificate of Incorporation.

     4B.  Definition of "Class A Preferred Stock."  As used in the Incorporated
          --------------------------------------
Sections, all references to "Class A Preferred" shall mean the Convertible
                             -----------------
Preferred.

     4C.  Definition of "Closing."  As used in the Incorporated Sections, all
          ----------------------
references to the "Closing" shall mean the Closing.
                   -------

     4D.  Definition of "Executive Stock Agreements." As used in the
          -----------------------------------------
Incorporated Sections, all references to "Executive Stock Agreements" shall mean
                                          --------------------------
the Executive Stock Agreements and all amendments and modifications thereto as of the date of the Closing.

     4E.  Definition of "Investor Stock." As used in the Incorporated Sections,
          -----------------------------
all references to the  "Investor Stock"  shall mean the Convertible Preferred.
                        --------------

     4F.  Definition of "Latest Balance Sheet."  As used in the Incorporated
          -----------------------------------
Sections, all references to the "Latest Balance Sheet" shall mean the
                                 --------------------
Corporation's unaudited balance sheet as of September 30, 1997.

     4G.  Definition of "Purchaser" and "Purchasers."  As used in the
          -----------------------------------------
Incorporated Sections, all references to a "Purchaser" or the "Purchasers" shall
                                            ---------          ----------
mean respectively, the Purchaser or the Purchasers hereunder.

     4H.  Definition of "Registration Agreement."  As used in the Incorporated
          -------------------------------------
Sections, all references to the "Registration Agreement" shall mean the
                                 ----------------------
Registration Agreement as amended pursuant to the Registration Agreement Amendment.

     4I.  Definition of "Restricted Securities."  As used in the Incorporated
          --------------------------------------
Sections, all references to"Restricted Securities" shall mean (i) the Investor
                            ---------------------
Stock, (ii) the Convertible Preferred, (iii) the Underlying Common Stock and
(iv) any securities issued with respect to the securities referred to in clauses
(i), (ii) or (iii) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

     4J.  Definition of "Underlying Common Stock."  As used in the Incorporated
          --------------------------------------
Sections, all references to "Underlying Common Stock" shall mean (i) any Class A
                             -----------------------
Common or Class B Common issued or issuable upon conversion of the Convertible Preferred, (ii) the Class A Common issued or issuable upon exchange of the Class B Common issued upon conversion of the Convertible Preferred, and (iii) any Common Stock issued or issuable with respect to the securities referred to in clause (i) or (ii) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

     4K.  Incorporation of Other Definitions.  Except as expressly provided
          ----------------------------------
herein, as used in the Incorporated Sections, all other capitalized terms shall have the meanings given such terms in the Purchase Agreement.

     Section 5.  Additional Covenants.
                 --------------------

     5A.  Financial Statements and Other Information.  The Company shall deliver
          ------------------------------------------
to each Purchaser (so long as such Purchaser holds any Convertible Preferred or any Underlying Common Stock (as defined in Section 4J)) and to each holder of at least 5% of the outstanding Convertible Preferred and each holder of at least 5% of the Underlying Common Stock:

          (i) as soon as available but in any event within 30 days after the end of each monthly accounting period in each fiscal year, unaudited consolidating and consolidated statements of income and cash flows of the Company and its Subsidiaries for such monthly period and for the period from the beginning of the fiscal year to the end of such month, and unaudited consolidating and consolidated balance sheets of the Company and its Subsidiaries as of the end of such monthly period, setting forth in each case comparisons to the Company's annual budget and to the corresponding period in the preceding fiscal year, and all such statements shall be prepared in accordance with generally accepted accounting principles, consistently applied and shall be certified by the Company's chief financial officer;

          (ii) accompanying the financial statements referred to in subparagraph
(i) an Officer's Certificate stating that there is no Event of Noncompliance in existence and that neither the Company nor any of its Subsidiaries is in default under any of its other material agreements or, if any Event of Noncompliance or any such default exists, specifying the nature and period of existence thereof and what actions the Company and its Subsidiaries have taken and propose to take with respect thereto;

          (iii) within 90 days after the end of each fiscal year, consolidating and consolidated statements of income and cash flows of the Company and its Subsidiaries for such fiscal year, and consolidating and consolidated balance sheets of the Company and its Subsidiaries as of the end of such fiscal year, setting forth in each case comparisons to the Company's annual budget and to the preceding fiscal year, all prepared in accordance with generally accepted accounting principles, consistently applied, and accompanied by (a) with respect to the consolidated portions of such statements, an opinion containing no exceptions or qualifications (except for qualifications regarding specified contingent liabilities) of an independent accounting firm of recognized national standing acceptable to the holders of a majority of the outstanding Convertible Preferred and the holders of a majority of the Underlying Common Stock, (b) a certificate from such accounting firm, addressed to the Company's board of directors, stating that in the course of its examination nothing came to its attention that caused it to believe that there was an Event of Noncompliance in existence or that there was any other default by the Company or any Subsidiary in the fulfillment of or compliance with any of the terms, covenants, provisions or conditions of any other material agreement to which the Company or any Subsidiary is a party or, if such accountants have reason to believe any Event of Noncompliance or other default by the Company or any Subsidiary exists, a certificate specifying the nature and period of existence thereof, and (c) a copy of such firm's annual management letter to the board of directors;

          (iv) promptly upon receipt thereof, any additional reports, management letters or other detailed information concerning significant aspects of the Company's operations or financial affairs given to the Company by its independent accountants (and not otherwise contained in other materials provided hereunder);

          (v) until the consummation of an initial public offering of the Company's common stock, at least 30 days but not more than 90 days prior to the beginning of each fiscal year, an annual budget prepared on a monthly basis for the Company and its Subsidiaries for such fiscal year (displaying anticipated statements of income and cash flows and balance sheets), and promptly upon preparation thereof any other significant budgets prepared by the Company and any revisions of such or other budgets, and within 30 days after any monthly period in which there is a material adverse deviation from such budget, an Officer's Certificate explaining the deviation and what actions the Company has taken and proposes to take with respect thereto;

          (vi) promptly (but in any event within five business days) after the discovery or receipt of notice of any Event of Noncompliance, any default under any material agreement to which it or any of its Subsidiaries is a party or any other material adverse change, event or circumstance affecting the Company or any Subsidiary (including, without limitation, the filing of any material litigation against the Company or any Subsidiary or the existence of any dispute with any Person which involves a reasonable likelihood of such litigation being commenced), an Officer's Certificate specifying the nature and period of existence thereof and what actions the Company and its Subsidiaries have taken and propose to take with respect thereto;

          (vii) within ten days after transmission thereof, copies of all financial statements, proxy statements, reports and any other general written communications which the Company sends to its stockholders and copies of all registration statements and all regular, special or periodic reports which it files, or any of its officers or directors file with respect to the Company, with the Securities and Exchange Commission or with any securities exchange on which any of its securities are then listed, and copies of all press releases and other statements made available generally by the Company to the public concerning material developments in the Company's and its Subsidiaries' businesses; and

          (viii) with reasonable promptness, such other information and financial data concerning the Company and its Subsidiaries as any Person entitled to receive information under this paragraph 5A may reasonably request.

Each of the financial statements referred to in subparagraph (i) and (iii) shall be true and correct in all material respects as of the dates and for the periods stated therein, subject in the case of the unaudited financial statements to changes resulting from normal year-end adjustments for recurring accruals (none of which would, alone or in the aggregate, be materially adverse to the financial condition, operating results, assets, operations or business prospects of the Company and its Subsidiaries taken as a whole).

          For purposes of this Agreement and the Registration Agreement, all holdings of Convertible Preferred and Underlying Common Stock by Persons who are Affiliates of each other shall be aggregated for purposes of meeting any threshold tests under this Agreement and the Registration Agreement.
"Affiliate" means any Person that controls, is controlled by or is under common control with another Person and Persons which have received distributions of securities from a partnership holding such securities.

     5B.  Direct Student Loan Statements.  The Company shall deliver to each
          ------------------------------
Purchaser (so long as such Purchaser holds any Convertible Preferred or any Underlying Common Stock) and to each holder of at least 5% of the outstanding Convertible Preferred and each holder of at least 5% of the Underlying Common
Stock:

          (i) as soon as available but in any event within 30 days after the end of each monthly accounting period in each fiscal year, a report on the status of the direct student loan program including loan balances outstanding, loan volumes originated in the most recent reporting period, delinquencies, and default rates expressed as a percentage of loans made and as a percentage of dollars loaned for each school at which such loans are made; and

          (ii) within 90 days of the end of each fiscal year, a report on the status of the direct student loan program prepared on an annual basis including loan balances outstanding, loan volumes originated in the most recent fiscal year, delinquencies, and default rates expressed as a percentage of loans made and as a percentage of dollars loaned for each school at which such loans are made.

     5C.  Discussions with Third Party Student Loan Provider.  The Company shall
          --------------------------------------------------
cause any third party providing or administrating any student loans on behalf of the Company (a "Loan Provider") to (i) discuss with any representative
                -------------
designated by any Purchaser (so long as such Purchaser holds at least 5% of the Convertible Preferred or at least 5% of the Underlying Common Stock) loan balances, loan volumes, delinquencies and default rates of all students loans provided or administered by such Loan Provider on behalf of the Company and (ii) permit any such representative to examine the records relating to such student loans held by the Loan Provider and make copies thereof or extracts therefrom. The presentation of an executed copy of this Agreement by any representative of any such Purchaser to the Loan Provider shall constitute the Company's permission to the Loan Provider to comply with the provisions of this Section 5C.

     5D.  Restrictions on Direct Student Loans.  At any time (i) after the
          ------------------------------------
aggregate outstanding loan balance of the direct student loans provided by the Company exceeds $14,000,000 or (ii) after more than 20% of the aggregate number of direct student loans provided by the Company shall be default, the holders of a majority of the Convertible Preferred, for so long at least 5% of the original amount thereof is outstanding, may require the Company to retain a different Loan Provider reasonably acceptable to the holders of a majority of the Convertible Preferred.

     5E.  Review of Direct Student Loan Program.  The holders of a majority of
          -------------------------------------
the Convertible Preferred, for so long as at least 5% of the original amount thereof is outstanding, may:

          (i) at any time prior to December 31, 1997, require the Company to engage an independent third-party selected by such holders to review the policies and procedures governing the Company's direct student lending program and to make recommendations to the Company with respect thereto; and

          (ii) at any time after (a) December 31, 1998 or (b) such earlier date as the aggregate outstanding loan balance of the direct student loans provided by the Company shall equal or exceed $14,000,000 require the Company to allow an independent third-party selected by such holders to review and audit the loan balances, loan volumes, delinquencies and default rates of all students loans provided by the Company as of the end of the Company's prior fiscal.

          The reasonable fees and expenses of any third-party conducting a review pursuant to this Section 5E shall be paid by the Company.

     5F.  Restrictions on Acquisitions.  The Company shall not, without the
          ----------------------------
prior written consent of the holders of a majority of the Convertible Preferred for so long as at least 5% of the original amount thereof is outstanding, acquire, or permit any Subsidiary to acquire, any interest in any company or business (whether by a purchase of assets, purchase of stock, merger or otherwise), or enter into any joint venture.

     Section 6.  Additional Representations of the Company. As a material
                 -----------------------------------------
inducement to the Purchasers to enter into this Agreement and purchase the Convertible Preferred hereunder, the Company hereby represents and warrants that attached hereto as the "Financial Statement Schedule" are the following financial statements:

          (i) the audited consolidated balance sheet of the Company and its Subsidiaries as of June 30, 1997 and the related statements of income and cash flows for the respective twelve-month periods then ended; and

          (ii) the unaudited consolidated balance sheet of the Company and its Subsidiaries as of September 30, 1997 and the related statements of income and cash flows.

Each of the financial statements set forth in the Financial Statements Schedule (including in all cases the notes thereto, if any) is accurate and complete in all material respects, is consistent with the books and records of the Company (which, in turn, are accurate and complete in all material respects) and has been prepared in accordance with generally accepted accounting principles, consistently applied.

     Section 7.  Purchaser's Investment Representation.  Each Purchaser hereby
                 -------------------------------------
represents that it is acquiring the Restricted Securities (as defined in Section 4I above) purchased hereunder or acquired pursuant hereto for its own account with the present intention of holding such securities for purposes of investment, and that it has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws; provided that nothing contained herein shall prevent any Purchaser and subsequent holders of Restricted Securities from transferring such securities in compliance with the provisions of Section 4 of the Incorporated Sections. Each certificate or instrument representing Restricted Securities shall be imprinted with a legend in substantially the following form:

     "The securities represented by this certificate were originally issued on November 7, 1997, and have not been registered under the Securities Act of 1933, as amended. The transfer of the securities represented by this certificate is subject to the conditions specified in the Purchase Agreement, dated as of November 7, 1997 and as amended and modified from time to time, between the issuer (the "Company") and certain investors, and the
                              -------
     Company reserves the right to refuse the transfer of such securities until such conditions have been fulfilled with respect to such transfer. A copy of such conditions shall be furnished by the Company to the holder hereof upon written request and without charge."

     Section 8.     Acknowledgment of Voting Agreement. Each Purchaser hereby
                    ----------------------------------
acknowledges and agrees that any shares of the Company's Class A Common Stock issuable upon conversion of the Convertible Preferred shall be subject to the voting agreement set forth in paragraph 7(a) of each of the Executive Stock Agreements.

     Section 9.     Amendment of Notice Provision.  The address of the Company
                    -----------------------------
set forth in Section 7.1N of the Incorporated Sections is hereby deleted in its entirety and replaced with the following address:

                        6 Hutton Centre Drive, Suite 400
                        Santa Ana, California 92707-5764

                        *          *         *         *

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.


                                    CORINTHIAN COLLEGES, INC.


                                    By: __________________________

                                    Its __________________________


                                    PRIMUS CAPITAL FUND III
                                    LIMITED PARTNERSHIP

                                    By: Primus Venture Partners, Inc., its
                                    General Partner

                                    By ___________________________

                                    Its __________________________


                                    BANC ONE CAPITAL PARTNERS II,
                                     LIMITED LIABILITY COMPANY

                                    By:___________________________

                                    By ___________________________

                                    Its __________________________



                   SIGNATURE PAGE FOR THE PURCHASE AGREEMENT

                            SCHEDULE OF PURCHASERS
                            ----------------------

                                                                                                 Total
                                               No. of                 No. of                    Purchase
                                               Shares                 Shares                      Price
                                                 of                     of                         for
              Names and                   Class A Series 2         Class A Series 3            Convertible
              Addresses                      Preferred               Preferred                  Preferred
              ---------                      ---------               ---------                  ---------
Primus Capital Fund III Limited                  0                     25,000                  $2,500,000
Partnership
Attn: Loyal W. Wilson
1375 East Ninth Street
Suite 2700
Cleveland, Ohio  44114

Banc One Capital Partners II, L.L.C.           25,000                      0                   $2,500,000
Attn: Earle J. Bensing
10 West Broad Street
Suite 400
Columbus, Ohio  43215



TOTAL                                          ______                    ______                  ______

                                               25,000                    25,000                 5,000,000

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